EXHIBIT 10.24

                                SECOND AMENDMENT
                                     TO THE
                 SERVICE 1ST BANK SALARY CONTINUATION AGREEMENT
                            DATED SEPTEMBER 10, 2003
                                       FOR
                                 BRYAN R. HYZDU

         THIS AMENDMENT is adopted this 8th day of August, 2005_, by and between SERVICE 1ST BANK, a state-chartered commercial bank located in Stockton, California (the "Company") and BRYAN R. HYZDU (the "Executive").

         The Company and the Executive executed the Salary Continuation Agreement on September 10, 2003 (the "Agreement") and the First Amendment to the Salary Continuation Agreement on August 8, 2005.

         The undersigned hereby amends, in part, said Agreement for the purpose of changing the Normal Retirement Age. Therefore, the following change shall be made:

         Article 1.13 of the Agreement shall be deleted in its entirety and replaced by Article 1.13 below.

1.13 "Normal Retirement Age" means the Executive's sixty-fifth (65th) birthday.

         Article 2.6.1 of the Agreement shall be deleted in its entirety and replaced by Article 2.6.1 below.

         2.6.1 Amount of Benefit. The benefit under this Section 2.6 is a vested portion of the Normal Retirement Benefit as shown in the following schedule:


                  --------------------------- ---------------------------
                          Plan Year                 Amount of Benefit
                  --------------------------- ---------------------------
                           Prior to 9/1/2014              0
                  --------------------------- ---------------------------
                          9/1/2014-8/31/2015            77,974
                  --------------------------- ---------------------------
                          9/1/2015-8/31/2016            84,088
                  --------------------------- ---------------------------
                          9/1/2016-8/31/2017            90,202
                  --------------------------- ---------------------------
                          9/1/2017-8/31/2018            96,316
                  --------------------------- ---------------------------
                          9/1/2018-8/31/2019           102,430
                  --------------------------- ---------------------------
                          9/1/2019-8/31/2020           108,544
                  --------------------------- ---------------------------
                          9/1/2020-8/31/2021           114,658
                  --------------------------- ---------------------------
                          9/1/2021-8/31/2022           120,772
                  --------------------------- ---------------------------
                          9/1/2022-8/31/2023           126,886
                  --------------------------- ---------------------------
                          9/1/2023-4/24/2024           133,000
                  --------------------------- ---------------------------

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         IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this Second Amendment.


Executive: SERVICE 1ST BANK

/s/ BRYAN R. HYZDU                          By     /s/ JOHN O. BROOKS
----------------------------------                 -----------------------------
Bryan R. Hyzdu                                     John O. Brooks

                                            Title  Chairman
                                                   -----------------------------


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